                                                                   EXHIBIT 10.12


                                 TRUST DEED NOTE


$226,449.00                                              DATED:  AUGUST 22, 2003


         1. PROMISE TO PAY. For value received, Kirk Fischer and Penge Corp., a Nevada Corporation (hereinafter individually referred to as "Maker" and collectively referred to as "Makers") each promise to pay to the order of Monitor Finance, L.C., a Utah limited liability company as to an undivided 50% interest and First Capital Funding, L.C., a Utah limited liability company as to an undivided 50% interest ("Holder"), at 3191 North Canyon Road, Provo, Utah 84604, or at such other place as Holder may from time to time designate, in lawful money of the United States of America, the principal sum of TWO HUNDRED TWENTY SIX THOUSAND FOUR HUNDRED FORTY NINE DOLLARS ($226,449.00), or so much of that sum as may be advanced under this Trust Deed Note by the Holder, together with any other advances made pursuant to this Trust Deed Note {collectively the "Principal Indebtedness"), plus interest as computed below along with any other cost, fee or expenditure contemplated herein (the "Total Indebtedness"). All of the terms and conditions of that certain Trust Deed, of even date which secures this obligation are hereby incorporated and made a part of this Trust Deed Note.

         2. TERM. This Trust Deed Note calls for a principal reduction. The first principal reduction in the amount of $113,000 shall be due January 2, 2004. The balance shall fully mature on February 15, 2004 {the "Maturity Date").

         3. INTEREST. The outstanding balance of the Principal Indebtedness shall bear interest from August 22, 2003 until fully paid at a fixed interest rate of eighteen percent (18%) per annum. Interest shall accrue daily on the outstanding balance of the Principal Indebtedness both before and after judgment, and shall be calculated on the basis of a 360-day year. Interest is compounded on a 360-day year simple interest basis by applying the ratio for the annual interest rate over a year of 360 days (365/360), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

         4. PAYMENTS. Interest payments are due on the first of each month beginning September 1, 2003. This Trust Deed Note calls for a balloon payment to become due and payable on the Maturity Date. On the Maturity Date the Total Indebtedness shall be due and payable in full. Checks will constitute payment only when collected. If any payment (installment or balloon) is not made within five (5) calendar days of the due date, a late penalty equal to ten percent (10%) of any such installment/or balloon payment owed hereunder shall automatically be assessed. There shall be no grace period and no further notice shall be required. In the event that a payment date falls on a weekend, or public holiday, payment shall be due and payable the following business day.

         5. ORIGINATION AND DOCUMENT FEES. As part of this transaction, Makers agree to pay to Holder the amount of $11,300.00 as an origination fee (the "Origination Fee"). Said Origination Fee shall be due and paid by the Makers on August 22, 2003. Makers also agree to pay all of the costs incurred in documenting, recording and closing this transaction (the "Documentation Fee"). Makers agree that both the Origination Fee and Documentation Fee may be subtracted directly from the principal amount at closing.

         6. HOLDER'S EXPENDITURES. Makers agree to pay on demand any expenditures made by Holder in accordance with the Trust Deed and this Trust Deed Note, including, but not limited to, the payment of taxes, insurance premiums, costs of maintenance and preservation of the collateral, common expense and other assessments relating to the collateral, and attorney fees and costs incurred in connection with any matter pertaining hereto or to the security pledged to secure the Principal Indebtedness or any portion thereof (collectively the "Holder Expenditures"). At the election of Holder, all Holder Expenditures may be added to the unpaid balance of this Trust Deed Note and become a part of and on a parity with the Principal Indebtedness secured by the Trust Deed and shall accrue interest at such rate as may be computed from time to time in the manner prescribed in this Trust Deed Note.

         7. PREPAYMENT. Makers shall have the right, from time to time and at any time, to prepay all, or any part, of this Trust Deed Note at any time or times prior to the Maturity Date of this note without payment of any premium or penalty. Prepaid Interest will be pro rated if this Note is paid off early.

         8. DEFAULT. Makers will be in default if any of the following happens:
(a) Makers fail to make any payment when due; (b) any Maker breaks any promise Maker has made to Holder, or any Maker fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Trust Deed Note or any agreement related to this Trust Deed Note; (c) any Maker defaults under any loan, extension of credit security agreement, purchase or sales agreement, or any other in favor of any other creditor or person that may materially affect any Maker's property or any Maker's ability to repay this Trust Deed Note or perform Maker's obligations under this Trust Deed Note or any of the Related Documents; (d) any representation or statement made or furnished to Holder by any Maker or on any Maker's behalf is false or misleading in any material respect either now or at the time made or furnished; (e) any Maker dissolves (regardless of whether election to continue is made), any member withdraws from any Maker, any member dies, or any of the members of any Maker becomes insolvent, a receiver is appointed for any part of any Maker's property, any Maker makes an assignment for the benefit of creditors, or any proceeding is commenced either by any Maker or against any Maker under any bankruptcy or insolvency laws; (f) any creditor tries to take any of any Maker's property on or in which Holder has a lien or security interest; (g) a material adverse change occurs in any Maker's financial condition, or Holder believes the prospect of payment or performance of the Indebtedness is impaired; (h) Holder in good faith deems itself insecure.

         9. DEFAULT INTEREST RATE. Notwithstanding anything above to the contrary, if default occurs in the payment of any principal, interest, fee or cost, when due, or if any Event of Default occurs hereunder, time being of the essence hereof, if said default remains uncured for five (5) calendar days, thereafter, all outstanding Principal Indebtedness shall bear interest at a default rate of thirty-eight percent (38%) until paid, both before and after judgment. If this Trust Deed Note becomes in default or payment is accelerated, Makers agree to pay to the Holder of the Trust Deed Note all collections costs, including reasonable attorney's fees and legal expenses incurred both before and after judgment, including any bankruptcy proceeding or appeal, in addition to all other sums due under this Trust Deed Note.

         10. APPLICATION OF PAYMENTS. Any and all payments by any Maker under this Trust Deed Note shall be applied as follows: first, to the repayment of any Holder Expenditures advanced by Holder under this Trust Deed Note; second, to the payment of any late charges; third, to the payment of accrued interest on the Principal Indebtedness; and fourth, to the payment of the Principal Indebtedness.

         11. EXTENSION. The time for any payment required under this Trust Deed Note may be extended from time to time at the sole discretion of the Holder. Makers agree to pay to Holder an extension fee in the sum of ten percent (10%) of the Total Indebtedness then outstanding under this Trust Deed Note (the "Extension Fee"). The Extension Fee shall be paid to Monitor Finance, L.C., at 3191 North Canyon Road, Provo, Utah 84604. In addition to the Extension Fee, Makers further agree to pay any and all documentation and recording costs incurred in the preparation of said extension. Both the Extension Fee and the extension documentation costs shall be due and payable at the time the extension is executed. Acceptance by Holder of any additional security or guarantees for the performance of the terms and provisions contained in this Trust Deed Note shall not in any way affect the liability of an individual Maker.

         12. GOVERNING LAW. This Trust Deed Note has been delivered to Holder in the State of Utah. If there is a lawsuit, Makers agree upon Holder's request to submit to the jurisdiction of the courts of Utah County, the State of Utah. This Trust Deed Note shall be governed by and construed in accordance with the laws of the State of Utah.

         13. JOINT AND SEVERAL LIABILITY. In the event this Trust Deed Note is executed, endorsed, guaranteed or assumed by more than one person, corporation, or any other entity, all of the parties shall be jointly and severally liable and do hereby waive presentment, demand, protest and notice of non-payment and of protest. Furthermore, each of the parties hereto agrees that his, her or its obligation shall continue in full force and effect notwithstanding the death, bankruptcy (or commencement thereof), dissolution or release of any other party and notwithstanding the taking or release of other or additional security and notwithstanding any waiver, amendment or modification (including, but not limited to, extensions of time or performance) by the holder of this Trust Deed Note as to the obligations under this Trust Deed Note or under any other Loan Document of any of the other parties, with or without notice. Without limiting the generality of the foregoing, each of the parties to this Trust Deed Note agree that a separate action or actions may be brought against him, her or it, whether or not such action is brought against any of the other parties to this Trust Deed Note.

         14. INTEREST LIMITATION. All agreements between the parties to this Trust Deed Note and the Holder of this Trust Deed Note are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of deferment or advancement of the proceeds of the loan evidenced by this Trust Deed Note, acceleration of maturity of the Loan, or otherwise shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the money to be loaned under this Trust Deed Note exceed the maximum interest rate permissible under applicable law. If, from any circumstance whatsoever, fulfillment of any provision of this Trust Deed Note or of any other agreement between the parties to this Trust Deed Note and the Holder, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity. In the event that any payment is received by the Holder of this Trust Deed Note which would otherwise be deemed to by a payment of interest in excess of the maximum allowed by law, such payment shall be deemed to have been paid on account of principal at the time of receipt. This provision shall never be superseded or waived and shall control every other provision of the Trust Deed Note and all agreements between the parties and the holder of this Trust Deed Note.

         15. GENERAL PROVISIONS. Both Holder and Maker acknowledge and agree that any and all monies provided by Holder to Maker pursuant to the terms hereof are for a business purpose. Holder may delay or forego enforcing any of its rights or remedies under this Trust Deed Note without losing them. Upon any change in the terms of this Trust Deed Note, and unless otherwise expressly stated in writing, no party who sign this Trust Deed Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Holder may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Holder's security interest in the collateral; and take any other action deemed necessary by Holder without the consent of or notice to anyone. All such parties also agree that Holder may modify this Trust Deed Note without the consent of or notice to anyone other than the party with whom the modification is made.

         DATED this ___22ND____ day of _____AUGUST______________, 2003.

                                                     MAKERS:



                                                     /S/ KIRK FISCHER
                                                     ---------------------------
                                                     Penge Corporation

                                                     By: KIRK FISCHER
                                                     ---------------------------
                                                     Its: CEO
                                                     ---------------------------



                                                     /S/ KIRK FISCHER
                                                     ---------------------------
                                                     Kirk Fischer- Individually

WHEN RECORDED MAIL TO:

Monitor Finance L.C.
3191 North Canyon Rd
Provo, UT 84604

Escrow No. 104902-MH



                      DEED OF TRUST AND ASSIGNMENT OF RENT


DATE:    AUGUST.22, 2003

TRUSTOR: PENGE CORPORATION, A NEVADA CORPORATION
WHOSE ADDRESS IS:1930 VILLAGE CENTER CIRCLE 3, #445, LAS VEGAS, NV 89134

BENEFICIARY: MONITOR FINANCE L.C. A UTAH LIMITED LIABILITY COMPANY AS TO AN UNDIVIDED 50% INTEREST AND FIRST CAPITAL FUNDING, L.C., A UTAH LIMITED LIABILITY COMPANY AS TO AN UNDIVIDED 50% INTEREST
WHOSE ADDRESS IS: 3191 NORTH CANYON ROAD, PROVO, UTAH 84604

TRUSTEE: FIDELITY NATIONAL TITLE AGENCY INC. AN ARIZONA CORPORATION 333 W. WILCOX, SIERRA VISTA, AZ 85635

Property in COCHISE County, State of Arizona, described as:

SEE EXHIBIT ONE ATTACHED HERETO AND MADE A PART HEREOF




Together with all buildings, improvements and fixtures thereon.

THIS DEED OF TRUST, made on the above date between the Trustor, Trustee and Beneficiary above named;

WITNESSETH: That Trustor irrevocably grants and conveys to Trustee in Trust, with Power of Sate, the above described real property, together with leases, rents, issues, profits, or income thereof, (all of which are hereinafter called "property income") SUBJECT , HOWEVER, to the right , power, and authority hereinafter given to and conferred upon Beneficiary to collect and apply such property income; AND SUBJECT TO existing taxes, assessments, liens, encumbrances, covenants, conditions, restrictions, rights of way, and easements of record.

FOR THE PURPOSE OF SECURING: A. Performance of each agreement of Trustor herein contained. B. Payment of the indebtedness evidenced by promissory note or notes of even date herewith, and any extension or renewal thereof, in the principal sum of $226,469.00 executed by Trustor in favor of Beneficiary or order. C. Payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

                                                INITIALS _____ _____ _____ _____

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:
(1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.
(2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.
(3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.
(4) To pay before delinquent, all taxes and assessments affecting said property, when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust, including, without limiting the generality of the foregoing, the fees of Trustee for issuance of any Deed of Partial Release and Partial Reconveyance or Deed of Release and Full Reconveyance, and all lawful charges, costs, and expenses in the event of reinstatement of, following default in, this Deed of Trust or obligations secured hereby .
     Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.
(5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee pursuant to the provisions hereof, together with interest from date of expenditure at the same rate as is provided for in the note secured by this Deed of Trust or at the highest legal rate, whichever be the greater rate. Any amounts so paid by Beneficiary or Trustee shall become a part of the debt secured by this Deed of Trust and a lien on said premises or immediately due and payable at option of Beneficiary or Trustee.

IT IS MUTUALLY AGREED:
(6) That any award of damages in connection with any condemnation or any such taking, or for injury to the property by reason of public use, or for damages for private trespass or injury thereto, is assigned and shall be paid to Beneficiary as further security for all obligations secured hereby (reserving unto the Trustor, however, the right to sue therefor and the ownership thereof subject to this Deed of Trust), and upon receipt of such moneys, Beneficiary may hold the same as such further security, or apply or release the same in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.
(7) That time is of the essence of this Deed of Trust, and that by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.


                                                INITIALS _____ _____ _____ _____

(8) That at any time or from time to time, without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said note(s) for endorsement, and without liability therefor, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, and without affecting the security hereof for the full amount secured hereby on all property remaining subject hereto, and without the necessity that any sum representing the value or any portion thereof of the property affected by the Trustee's action be credited on the indebtedness, the Trustee may: (a) release and reconvey all or any part of said property; (b) consent to the making and recording, or either, of any map or plat of the property or any part thereof;.
(c) join in granting any easement thereon; (d) join in or consent to any extension agreement or any agreement subordinating the lien, encumbrance, or charge hereof.
(9) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said note(s) to Trustee for cancellation and retention, and upon payment of its fees, Trustee shall release and reconvey, without covenant of warranty, express or implied, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto.
(10) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of this Trust, to collect the property income, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such property income as it becomes due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such property income, including that past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such property income, and the application thereof as aforesaid, shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.
(11) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice thereof, setting forth the nature thereof, and of the election to cause to be sold said property, under this Deed of Trust.
     Beneficiary also shall deposit with Trustee this Deed of Trust, said note(s) and all documents evidencing expenditures secured hereby.
     Trustee shall record and give notice of Trustee's sale in the manner required by law, and after the lapse of such time as may be required by law, Trustee shall sell, in the manner required by law, said property at public auction at the time and place fixed by it in said notice of Trustee's sale to the highest bidder for cash of lawful money of the United States, payable at time of sale. Trustee may postpone or continue the sale by giving notice of postponement or continuance by public declaration at the time and place last appointed for the sale. Trustee shall deliver to such purchaser its Deed conveying the property so sold, but without any covenant or warranty, expressed or implied. Any person, including Trustor, Trustee, or Beneficiary may purchase at such sale.
     After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale and reasonable attorney's, Trustee shall apply the proceeds of sale to payment of: All sums then secured hereby and all other sums due under the terms hereof. To the extent permitted by law, an action be maintained by Beneficiary to recover a deficiency judgment for any balance due hereunder.
     In lieu of sale pursuant to the power of sale conferred hereby, This Deed of Trust may be foreclosed in the same manner provided by law for the foreclosure of mortgages on real property. Beneficiary shall also have all other rights and remedies available to it hereunder at law or in equity. All rights and remedies shall be cumulative.
(12) That Beneficiary may appoint a successor Trustee in the manner prescribed by law. A successor Trustee herein shall, without conveyance from the predecessor Trustee, succeed to all the predecessor's title, estate, rights, powers and duties. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor.

                                                INITIALS _____ _____ _____ _____

(13) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder of the note(s) secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

(14) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.
     The undersigned Trustor requests that a copy of any notice of Trustee's sale hereunder be mailed to him at his address hereinbefore set forth.



Penge Corporation, a Arizona corporation

By:/S/ KIRK FISCHER
   ------------------------
    Kirk Fischer, CEO

STATE OF NEVADA
COUNTY OF   CLARK
          -----------

This instrument was acknowledged before me the __________22ND________ day of _AUGUST, 2002____________ by Kirk Fischer, as CEO of Penge Corporation
________________________________________________________________________________

________________________________________________________________________________

 /S/ SIGNATURE ILLEGIBLE
--------------------------------
NOTARY PUBLIC
NOTARY EXPIRATION DATE:
ESCROW NO.  104902-MH
TITLE ORDER NO.  00104902


                                   EXHIBIT ONE


Parcel I:

The North half of Section 34, Township 18 South, Range 26 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona,
EXCEPT the North half of the North half of the North half of the North half, thereof, and

EXCEPT that portion described as follows:

Commencing at the Northwest corner of said Section 34;
Thence South 00 degrees, 03 minutes, 00 seconds West, 430.00 feet, along the West line of said Section 34 to the POINT OF BEGINNING;
Thence continuing South 00 degrees, 03 minutes, 00 seconds West, along the West line of said Section 34'a distance of 430.00 feet;
Thence South 89 degrees, 55 minutes, 22 seconds East, a distance of 750.00 feet; Thence North 00 degrees, 03 minutes, 80 seconds East, parallel to the West line of said Section 34, a distance of 430.00 feet;
Thence North 89 degrees, 55 minutes, 22 seconds West, a distance of 750.00 feet to the POINT OF BEGINNING.

                   MODIFICATION & EXTENSION OF TRUST DEED NOTE

         On August 22, 2003, Penge Corporation and Kirk Fischer executed a Note and Trust Deed in favor of Monitor Finance, L.C. and First Capital Funding, L.C. in the amount of $226,469.00. the trust Deed was recorded on August 22, 2003 as Entry No. 030829929 in the records of the Cochise County Recorder. The Trust Deed encumbered the real property described on the attached Exhibit "A." Penge Corporation and Kirk Fischer hereby acknowledge that the current balance owing is $115,129.33.

The parties hereby modify said Trust Deed Note as follows:

"The loan amount is amended to be $250,000.00"
"The interest rate shall be amended as of 3/1/04 to 14% APR"
"The balloon date is amended as follows: $125,000 shall be due on or before 1/5/05. The balance shall be due on or before 3/1/05."
"A fee of $25,000.00 shall be charged for said extension"
"the Fischer loan, with a balance owing of $55,887.32 as of 3/1/04, shall be combined with this loan."

The parties acknowledge that the same terms and conditions of the original Note and Trust Deed will apply to the amended amount.

Date: March 1, 2004


  /S/ KIRK FISCHER
-----------------------------
Kirk Fischer



  /S/ KIRK FISCHER
-----------------------------
Penge Corporation
By:   KIRK FISCHER
    -------------------------
Its:    CEO
      -----------------------




  /S/ MILES C. PITCHER
-----------------------------
Monitor Finance, L.C.
By: Miles C. Pitcher
Its: Co-Operating Manager




  /S / DEREK OLLIVIER
-----------------------------
First Capital Funding, L.C.
By: Derek Ollivier
Its: Member